Exhibit 10.25.1


                       ELEVENTH AMENDMENT TO MASTER LEASE
                       ----------------------------------


         THIS ELEVENTH AMENDMENT TO MASTER LEASE, dated as of July 14, 2000 (this "Amendment"), is between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership ("Lessor"), and CONE MILLS CORPORATION, a North Carolina corporation ("Lessee").

                                   BACKGROUND
                                   ----------

         1. Lessor (as assignee of TBC Realty II Corporation) and Lessee are parties to that certain Master Lease, dated as of October 24, 1994 (as heretofore amended, the "Lease").

         2. Lessee and Lessor desire to amend the Lease in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. The Lease is hereby amended to reflect a final maturity date of August 7, 2001.

         Section 2. The Lease is hereby amended by deleting the text of Section 32(b)(xxii) thereof in its entirety and substituting for such text the words "[INTENTIONALLY DELETED]".

         Section 3. The Lease is hereby amended by deleting the text of Section 32(c) thereof in its entirety and substituting for such text the following:

                           "(c) Incorporation by Reference of Negative Covenants
                  from Credit Agreement. Each of the provisions of Article X of the Credit Agreement dated as of January 28, 2000, as amended and as from time to time in effect, among Lessee, as borrower, Bank of America, N.A., as agent and lender, and certain other lenders party hereto, together with each of the definitions used in said sections or in said definitions, is hereby incorporated by reference herein as fully as if set forth in full herein and shall be in full force and effect as if made directly to Lessor."

         Section 4. The Lease as amended hereby, remains in full force and effect. Any reference to the Lease after the date hereof shall deemed to refer to the Lease as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by and construed in accordance with, the laws of the State of North Carolina. This Amendment may be executed by the different parties hereto on separate counterparts, each of which shall constitute an original, and all of which shall constitute one and the same agreement. The Lessee shall promptly pay, or reimburse the Lender for all costs and expenses, including without limitation, reasonable legal fees and expenses, incurred by the Lender in connection with this Amendment.








                         [SEE ATTACHED SIGNATURE PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to Master Lease to be executed by their respective duly authorized officers as of the date first above written.


                                         ATLANTIC FINANCIAL GROUP, LTD.
                                         By: Atlantic Financial Managers,
                                                 its General Partner


                                         By:  Stephen S. Brookshire
                                             -----------------------------------
                                         Name Printed: Stephen S. Brookshire
                                                      --------------------------
                                         Title: President
                                                --------------------------------

                                        CONE MILLS CORPORATION



                                         By:  /s/ Gary L. Smith
                                             -----------------------------------
                                         Name Printed: Gary L. Smith
                                                      --------------------------
                                         Title: EVP and CFO
                                                --------------------------------

                                     CONSENT
                                     -------

SunTrust Bank (formerly SunTrust Bank, Atlanta) hereby consents to the terms of the foregoing Eleventh Amendment to Master Lease, dated as of July 14, 2000.


                                           SUNTRUST BANK


                                         By:  /s/ Samuel M. Ballasteros
                                             -----------------------------------
                                         Name Printed: Samuel M. Ballasteros
                                                      --------------------------
                                         Title: Director
                                                --------------------------------